UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 20, 2026

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
(203)
849-5216
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1.00 par value	XRX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Xerox Holdings Corporation		Xerox Corporation
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Xerox Holdings Corporation	☐	Xerox Corporation	☐

Item 8.01	Other Events
On July 1, 2025, Xerox Corporation, a New York corporation (“Xerox”), completed the acquisition of Lexmark International II, LLC (“Lexmark”), pursuant to the Equity Purchase Agreement, dated as of December 22, 2024, by and between Xerox, Ninestar Group Company Limited and Lexmark. Xerox and Xerox Holdings Corporation, a New York corporation, are filing (a) unaudited condensed consolidated financial statements for the three and six months ended June 30, 2025 and 2024 of Lexmark (the “Lexmark Interim Financial Information”) and (b) unaudited pro forma condensed combined financial information for the year ended December 31, 2024 and the nine months ended September 30, 2025, related to Xerox’s acquisition of Lexmark (the “Pro Forma Financial Information”), as set forth in Exhibits 99.1 and 99.2, respectively, to this Current Report on Form
8-K
(this “Form
8-K”).
The purpose of this Form
8-K
is to file the Lexmark Interim Financial Information and the Pro Forma Financial Information, and to allow such financial information to be incorporated by reference into a registration statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Exhibits 99.1 and 99.2 are hereby incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The unaudited condensed consolidated financial statements for the three and six months ended June 30, 2025 and 2024 of Lexmark are attached as Exhibit 99.1 to this Form
8-K
and incorporated herein by reference. Such financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.
(b)
Pro Forma Financial Information
The unaudited pro forma condensed combined financial information for the year ended December 31, 2024 and the unaudited pro forma condensed combined financial information for the nine months ended September 30, 2025, related to Xerox’s acquisition of Lexmark, are attached as Exhibit 99.2 to this Form
8-K
and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Consolidated Financial Statements of Lexmark as of and for the three and six months ended June 30, 2025 and 2024.

99.2	Unaudited Pro Forma Condensed Combined Financial Information for the year ended December 31, 2024 and the nine months ended September 30, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: January 20, 2026	By:	/s/ William Twomey
	Name:	William Twomey
	Title:	Vice President and Chief Accounting Officer

XEROX CORPORATION

Date: January 20, 2026	By:	/s/ William Twomey
	Name:	William Twomey
	Title:	Vice President and Chief Accounting Officer